SPDR® Index Shares Funds

SPDR Solactive Canada ETF

SPDR Solactive Germany ETF

SPDR Solactive United Kingdom ETF

(each a “Fund”, collectively the “Funds”)

Supplement dated October 9, 2018 to the Summary Prospectuses, Prospectus and

Statement of Additional Information (“SAI”) each dated January 31, 2018, as supplemented

Effective October 11, 2018 (the “Effective Date”), the number of Fund Shares required for a Creation Unit of each Fund has changed as indicated in the table below. Accordingly, as of the Effective Date, all references in the Summary Prospectuses, Prospectus and SAI to the number of Fund Shares required for a Creation Unit of a Fund are updated as follows:

	Old Creation Unit Size	New Creation Unit Size
SPDR Solactive Canada ETF	50,000	25,000
SPDR Solactive Germany ETF	50,000	25,000
SPDR Solactive United Kingdom ETF	50,000	25,000

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

10082018